UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2012

DRYROCK FUNDING LLC

(as Depositor of the Dryrock Issuance Trust)
(Exact Name of Registrant as Specified in its Charter)

on behalf of

Dryrock Issuance Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-182087-02 (Commission File Number)	45-5441359 (I.R.S. Employer Identification Number)

100 S. West Street
 Office 120
Wilmington, DE 19801
(302) 255-7073
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
 (Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

On November 16, 2012, Dryrock Issuance Trust issued Asset Backed Notes, Series 2012-1.

On November 16, 2012, Dryrock Issuance Trust issued Asset Backed Notes, Series 2012-2.

Item 9.01.	Financial Statements and Exhibits

The following are filed as an Exhibit to this Report.
	Exhibit 1.1(a)	Series 2012-1 Underwriting Agreement dated as of November 9, 2012.

	Exhibit 1.1(b)	Series 2012-2 Underwriting Agreement dated as of November 9, 2012.

	Exhibit 4.4(a)	Series 2012-1 Indenture Supplement dated as of November 16, 2012.

	Exhibit 4.4(b)	Series 2012-2 Indenture Supplement dated as of November 16, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRYROCK FUNDING LLC,
as depositor of Dryrock Issuance Trust

By:	/s/ Yasser Rezvi
Name:	Yasser Rezvi
Title:	President

November 16, 2012

EXHIBIT INDEX

Exhibit	Description
Exhibit 1.1(a)	Series 2012-1 Underwriting Agreement dated as of November 9, 2012.
Exhibit 1.1(b)	Series 2012-2 Underwriting Agreement dated as of November 9, 2012.
Exhibit 4.4(a)	Series 2012-1 Indenture Supplement dated as of November 16, 2012.
Exhibit 4.4(b)	Series 2012-2 Indenture Supplement dated as of November 16, 2012.